July 2, 2007

Dreyfus Founders Funds
Supplement to Prospectuses dated May 1, 2007
(as previously supplemented)

     Dreyfus Service Corporation, distributor for the Dreyfus Founders Funds, changed its name to “MBSC Securities Corporation” (“MBSC”). All information in this prospectus relating to “Dreyfus Service Corporation”, “DSC”, or the “distributor” now relates to MBSC.

     MBSC will continue to provide ongoing distribution, shareholder, and related services to the Dreyfus Founders Funds and financial intermediaries through its Dreyfus Retail Services, Mellon Advisor Services, Dreyfus Investments, and Dreyfus Brokerage Services Divisions, as applicable. To obtain information, shareholders and prospective investors can continue to contact representatives from these Divisions as provided in the prospectus or as previously provided in shareholder correspondence.

July 2, 2007

Dreyfus Founders Funds
Supplement to Statement of Additional Information dated May 1, 2007
(as previously supplemented)

Dreyfus Service Corporation has changed its name to “MBSC Securities Corporation” (“MBSC”). All information in this Statement of Additional Information relating to “Dreyfus Service Corporation” or the “Distributor” now relates to MBSC.